                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 iEXALT, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)
                                  iEXALT, Inc.

                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 27, 2001
                                _______________

To Our Stockholders:

     You are invited to attend our annual meeting of stockholders to be held at our offices located at 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, on August 27, 2001, at 8 a.m., central daylight standard time. The purpose of the meeting is to vote on the following proposals:

     Proposal 1.  To elect four directors to serve for a one-year term and until their successors are elected and qualified.

     Proposal 2.  To ratify the selection of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2001.

     Proposal 3.  To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The record date for the annual meeting is June 30, 2001. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting.

     Your vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent (Atlas Stock Transfer Corporation) in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.


                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Donald W. Sapaugh
                                Donald W. Sapaugh
                                Chairman/Chief Executive Officer


August 3, 2001
Houston, Texas

                                PROXY STATEMENT

                                ________________

                         Annual Meeting of Stockholders
                                August 27, 2001


iEXALT, Inc.
12000 Aerospace Dr.
Suite 375
Houston, Texas  77034

     The board of directors is soliciting proxies to be used at the 2000 annual meeting of stockholders to be held at our offices located at 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, on August 27, 2001, at 8 a.m., central daylight standard time. This proxy statement, accompanying proxy and annual report to stockholders for the fiscal year ended August 31, 2000 are first being mailed to stockholders on or about August 3, 2001. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute part of this proxy statement.

Who Can Vote

     Only stockholders of record as of the close of business on June 30, 2001 are entitled to notice of and to vote at the annual meeting. As of June 30, 2001, we had outstanding 47,897,178 shares of common stock, the only outstanding class of stock entitled to vote. Each stockholder of record on the record date is entitled to one vote for each share of common stock held.

     In accordance with our amended and restated bylaws, a list of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time, at our principal executive offices listed above.

How You Can Vote

     Shares of common stock cannot be voted at the annual meeting unless the holder of record is present in person or by proxy. All stockholders are urged to complete, sign, date and promptly return the proxy in the enclosed postage-paid envelope after reviewing the information contained in this proxy statement. Valid proxies will be voted at the annual meeting and at any postponements or adjournments thereof as you direct in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for the Board of Directors set forth in this proxy statement and FOR the ratification of the selection of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2001. The persons authorized under the proxies will vote upon such other business as may properly come before the annual meeting in accordance with their best judgment.

Revocation of Proxies

     You may revoke your proxy at any time prior to the start of the annual meeting in three ways:

     (1) by delivering a written notice of revocation to the corporate secretary of iEXALT;

     (2)  by submitting a duly executed proxy bearing a later date; or

     (3) by attending the annual meeting and expressing the desire to vote your shares in person.

     Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by the board of directors. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.

Required Vote

     The presence, in person or represented by proxy, of the holders of a majority of the common shares (23,948,590 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The affirmative vote of the holders of a majority of the common shares (23,948,590 shares) present in person or represented by proxy is required to elect directors. All of the nominees for director served as our directors in 1999. Abstentions and broker non-votes are not counted for purposes of the election of directors.

     The affirmative vote of the holders of a majority of the outstanding common shares (23,948,590 shares) entitled to vote, in person or represented by proxy, is required to approve the selection of auditors. Abstentions and broker non-votes are not counted for the approval auditors.

     Proxy Expenses

     The expense of preparing, printing, and mailing proxy materials to our stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and regularly engaged employees, none of whom will receive additional compensation therefor.

     In accordance with SEC regulations, we will reimburse brokerage houses, nominees and other similar record holders for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of our common shares.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     Our amended bylaws provide that the board of directors will consist of not less than three nor more than nine directors, as determined from time to time by resolution of the board. The board of directors has set the number of directors at four, all of whom are to be elected at the annual meeting. Each director will serve until the 2001 annual meeting and until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.

     We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the board of directors, unless a contrary instruction is given in the proxy.

     Each stockholder is entitled to cast one vote for each share of common stock held on June 30, 2001. The majority vote of the shares represented in person or by proxy at the annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

Nominees

     The persons nominated to be directors are listed below. All of the nominees listed below are currently directors.

     During fiscal year 2000, the board of directors held 8 meetings. No director attended less than 75% of the meetings held by the board of directors and the committees on which he served.

     The following information as of August 31, 2000 is submitted concerning the nominees named for election as directors:

Name                   Age            Position With iEXALT
---------------------  ---  -----------------------------------------

Donald W. Sapaugh       41  Chairman of the Board of Directors, Chief Executive
                            Officer, President
Hunter M. A. Carr       52  Director
Victoria R. A. Carr     45  Director
Morris H. Chapman       59  Director


  Donald W. Sapaugh has served as director and President since August 30, 1999. He became Chairman and Chief Executive Officer on September 13, 2000. Mr. Sapaugh has served as the President and Chief Executive Officer of PremierCare, L.L.C. from 1996 to the present. PremierCare provides health care services to senior citizens and was acquired by iEXALT in July 2000. Mr. Sapaugh served as the President and Chief Executive Officer of Rapha Treatment Centers for ten years until the company was sold in 1996. During this period, Mr. Sapaugh created numerous organizations that provided ministry and services to tens of thousands of churches, non-profit ministries, Christian artists, denominations and key individuals. After leaving Rapha, Mr. Sapaugh co-founded OnePlace, LLC, a Christian Internet company that is now owned by Salem Communications. In addition to his other duties, Mr. Sapaugh also serves as the President of the International Christian Internet Association. Mr. Sapaugh serves on many Christian ministry boards, has authored three books and is a frequent speaker.

  Hunter M. A. Carr has served as a director since May 11, 2000. Mr. Carr previously served as Vice-Chairman of our board of directors from August 30, 1999 until November 15, 1999. He founded the Internet Law Library, Inc., a public company, for which he has served as Chairman and Chief Executive Officer since July 1, 1999. Prior to that he served for over five years as the owner and Chief Executive Officer of IT/IS, Inc., an automated litigation support company. Hunter M.A. Carr and Victoria R.A. Carr are married.

  Victoria R. A. Carr has served as a director since November 15, 1999. She has been engaged within the business of antiques for several years and is an owner of an antique retail establishment.

  Morris H. Chapman has served as a director since August 30, 1999. Dr. Chapman became President and Chief Executive Officer of the Executive Committee of the Southern Baptist Convention, on October 1, 1992. He continues to serve in that position. He served as SBC president from 1990 to 1992 and has been president of the SBC Pastors' Conference (1986). He was a pastor for 25 years. Dr. Chapman is the Chairman of the non-profit International Christian Internet Association, Houston, Texas; a member of the Advisory Board of Directors, First American National Bank, Nashville, Tennessee; a member of the National Church Advisory Council, American Bible Society, New York, New York; and on the Executive Committee and the Vice President of Baptist World Alliance, McLean, Virginia. Dr. Chapman is a graduate of Mississippi College, Clinton, Mississippi. He has earned the Master of Divinity and Doctor of Ministry degrees and has also been awarded two honorary doctorate degrees. He is an author and has traveled and spoken extensively in the United States and overseas.


     The board of directors unanimously recommends that stockholders vote FOR the election of directors as set forth in proposal one.

Committees of the Board of Directors

     The board of directors has an Executive Committee, but not a Compensation Committee, an Audit Committee or a Nominating Committee.

Executive Committee

Functions:                      Serves in the event action must be taken by the
                                board of directors at a time when convening a meeting of the entire board of directors is not feasible. May exercise all of the authority of the board of directors in the business and affairs of iEXALT with certain limited exceptions.

Members:                        Donald W. Sapaugh, Jack I. Tompkins, Hunter M.A.
                                Carr

Number of Meetings in 2000:     0

Director Compensation

     Our directors who are not employees receive:

     . a payment of $1,000 for each board meeting attended, and . a payment of $500 for telephonic participation in a board meeting.

In addition, options to purchase 75,000 shares of common stock were granted on May 11, 2000, to Jim P. Wise for his service as a director. In addition to Mr. Wise, Mr. Joe H. Reynolds was issued 50,000 options on September 1, 1999, for board service.

Executive Officers

Name                  Age  Title
--------------------  ---  ------------------------------------------

Donald W. Sapaugh      41  President and Director
James W. Carroll       44  Vice President and Chief Financial Officer

     Donald W. Sapaugh -- Set forth under "Proposal One--Election of Directors."

  James W. Carroll -- joined us as Vice President and Chief Financial Officer on February 16, 2000, and served as such until his resignation on November 30, 2000. Between 1994 and 1999 he founded and operated several private companies to finance upstream energy projects. Prior to that, he was the Chief Financial Officer of Quintana Petroleum Corporation for seven years. He began his career in management consulting with Ernst & Young, L.L.P., in 1977. Mr. Carroll is a certified public accountant and certified management accountant. He graduated from Rice University with a bachelor's degree, summa cum laude, and a master's degree in accounting, and served there for five years in the 1990's as an Adjunct Assistant Professor in accounting.

Compensation of Executive Officers

     The following table summarizes the compensation we paid for the fiscal year ended August 31, 2000, to the chief executive officer. No executive officer received a total annual salary and bonus in excess of $100,000 in fiscal year 2000.


                                           Summary Compensation Table
                                                                                        Long-Term
                                              Annual Compensation                      Compensation
                             -----------------------------------------------------
                                                                                        Securities             All
Name and                                                            Other Annual        Underlying            Other
Principal Position           Fiscal Year     Salary      Bonus      Compensation         Options          Compensation
---------------------------  ------------  ----------  ---------  ---------------   ------------------  -----------------
Jack I. Tompkins                     2000          --         --                --          **                         --
Chairman and  Chief
 Executive Officer

** On dates ranging from January 11, 2000 to February 3, 2000, we granted options to purchase 450,000 shares of our common stock at $1.80 per share to Mr. Tompkins in connection with no-interest loans he made or bank loans that he guaranteed for iEXALT. These options vested immediately. The implied value paid for these options ($92,000) when he loaned money to iEXALT was treated as interest expense and therefore these options were not considered to be compensation. Mr. Tompkins resigned his position as an officer and director on September 13, 2000.

                                 Option Grants

     The following table sets forth the stock option grants made in fiscal year 2000 to our executive officer named above in the "Summary Compensation Table." The following table also sets forth the hypothetical gains that would exist for the options at the end of his five-year terms after vesting, assuming compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of our common stock. All option exercise prices are based on market price on the grant date.

                                  Fiscal Year 2000 Option Grants                   Potential Realizable
                                                                                  Value at Assumed Annual
                                                                                   Rates of Stock Price
                                                                                  Appreciation at End of
                                                                                         Five Year
                                         Individual Grants                            Option Term (1)
                  ---------------------------------------------------------------------------------------
                      Number of
                       Shares         % of Total
                     Underlying     Options Granted     Exercise
                       Options      To Employees in    Price Per   Expiration
Name                   Granted     Fiscal Year 2000     Share      Date                5%           10%
------------------  ------------  ------------------  ----------  ------------     --------      --------
Jack I. Tompkins          450,000              21.5%        $1.80        2/2003    $127,676      $268,110

_____________
(1)  "Potential Realizable Value" is disclosed in response to SEC rules, which require such disclosure for illustrative purposes only, and is based on the difference between the potential market value of shares issuable (based upon assumed appreciation rates) upon exercise of such options and the exercise price of such options. The values disclosed are not intended to be, and should not be interpreted as, representations or projections of future value of our stock or of the stock price.

Option Exercises and Fiscal Year-End Option Values

     The following table sets forth certain information concerning the value of the unexercised options as of August 31, 2000, held by the executive officer.


                           Aggregate Option Exercises in Fiscal Year 2000 and
                                   Fiscal 2000 Year-End Option Values

                                  Number of Shares Underlying         Value of Unexercised In-the-Money
                            Unexercised Options at Fiscal 2000              Options at Fiscal 2000
                                           Year-End                              Year-End (1)
                            -----------------------------------      ----------------------------------
Name                           Exercisable        Unexercisable         Exercisable       Unexercisable
--------------------------  -----------------  --------------------  -----------------  -----------------
Jack I. Tompkins                      450,000                     0           $562,500                 $0

____________________
 (1) The fair market value on August 31, 2000 of the common stock underlying the options was $1.25 per share.

                              CERTAIN TRANSACTIONS

  On February 4, 1999, we acquired intellectual property relating to the concept, design and market for an online reference library from Morris H. Chapman, a director, for 750,000 shares of common stock.

  On May 31, 1999, iExalt Inc., a Texas corporation, acquired the assets and customers of a Houston, Texas ISP owned by AgroSource, Inc. and Hunter Community Interests, Ltd. for 3,000,000 shares of common stock from a director, Hunter M.A. Carr, and iExalt-Texas' chairman, Jack I. Tompkins. As part of this acquisition, iExalt-Texas assumed a non-interest bearing note to Mr. Tompkins for $350,000 that becomes payable on demand at such time that our net assets are equal to or exceed $5,000,000. Mr. Tompkins resigned his position effective September 13, 2000.

  On June 29, 1999, our chairman, Jack I. Tompkins, purchased 2,250,000 shares of iExalt-Texas' common stock for cash of $500,000 and agreed to furnish executive services to the company for twelve months. The services of the chief operating officer were provided under this agreement. In accordance with generally accepted accounting principles, we recorded a non-cash expense for the estimated value of $10,000 per month. Mr. Tompkins resigned his position effective September 13, 2000.

  On July 11, 2000, we acquired all of the member interests in PremierCare LLC, a limited liability company engaged in the delivery of healthcare counseling services for senior citizens at hospitals. The former beneficial owners of PremierCare received 540,000 shares of iExalt common stock and will receive up to an additional 560,000 shares, depending on certain future financial events and results. Donald W. Sapaugh, our president, chief executive officer and director, is also the president and chief executive officer of PremierCare and was a 22.8 % indirect owner of PremierCare. Mr. Sapaugh abstained from the discussions and approval of the transaction by our board of directors.

  On dates ranging from January 11, 2000 to February 3, 2000, we granted options to purchase 450,000 shares at $1.80 per share to Jack I. Tompkins, our chief executive officer, in connection with no-interest loans he made or bank loans that he guaranteed for us. These options vested immediately. The implied value paid for these options ($92,000) when he loaned money to us was treated as interest expense by us and therefore these options were not considered to be compensation. Mr. .Tompkins resigned his position effective September 13, 2000.

  Our corporate offices are leased on a month-to-month basis from a company controlled by Hunter M.A. Carr, a director. Management believes that the rent we pay is consistent with market rates for similar office space.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 15, 2000 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each current named executive officer, and (4) all current directors and current named executive officers as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. The individual or entity has sole voting and investment power as to shares shown or, in the case of the individual, such power is shared with the individual's spouse.

  Certain of the shares listed below are deemed to be owned beneficially by more than one stockholder under SEC rules. Accordingly, the sum of the ownership percentages listed exceeds 10%. The information for the five percent owners is derived solely from Forms 13D and 13G filed with the SEC as of November 15, 2000. Except as otherwise noted, the address for each owner is 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034.

                                                         Amount and Nature of      Percent of
                                                         Beneficial Ownership         Class
                                                        ----------------------  -----------------

Directors and Executive Officers
------------------------------------------------------
Donald W. Sapaugh.....................................               2,100,000               6.2%
Hunter M. A. Carr (1).................................               4,655,000              13.9
Victoria R. A. Carr (2)...............................               4,655,000              13.9
Morris H. Chapman (3).................................               2,700,000               8.1
Jack I. Tompkins(4)...................................               4,875,000              14.5
Jonathan C. Gilchrist(5)..............................               1,950,000               5.8

Directors and Executive Officers as a Group (6                      20,935,000              61.6%
 persons)(6)..........................................
___________
 * Less than one percent.

(1) Includes 100,000 shares owned as trustee and as to which Mr. Carr disclaims beneficial ownership.

(2) Includes 4,655,000 shares owned by her husband, Mr. Hunter M.A. Carr, as to which Ms. Carr disclaims beneficial ownership.

(3) Includes 1,350,000 shares owned by Sarah F. Chapman, the spouse of Mr. Chapman, as to which Mr. Chapman disclaims beneficial ownership.

(4) Includes 450,000 shares pursuant to vested options. Also includes 150,000 shares owned indirectly by Mr. Tompkins and as to which Mr. Tompkins disclaims beneficial ownership. Mr. Tompkins resigned his position as an officer and director of iEXALT subsequent to the fiscal year ending August 31, 2000. The address of Mr. Tompkins is 711 Louisiana, Suite 1740, Houston, Texas, 77002.

(5) Includes 50,000 shares held by a family trust and as to which Mr. Gilchrist disclaims beneficial ownership. Mr. Gilchrist resigned his position as an officer and director of iEXALT effective May 11, 2000. The address of Mr. Gilchrist is 6524 San Felipe, #252, Houston, Texas, 77057.

(6) Includes 450,000 shares pursuant to vested options held by Mr. Tompkins. Mr. Tompkins is no longer an officer of iEXALT.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the SEC and to furnish us with copies of all such reports.

     Based solely on the reports we received and on written representations from reporting persons, we believe that the directors, executive officers, and greater than ten percent (10%) beneficial owners were delinquent with applicable filings required during the fiscal year ended August 31, 2000; however all
Section 16(a) forms were filed in October 2000.

                                  PROPOSAL TWO
                    RATIFICATION OF SELECTION OF ACCOUNTANTS

     The stockholders are asked to ratify the appointment by the board of directors of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2001. The selection was based upon the recommendation of our board of directors.

     Fees for the last fiscal year audit were $49,946, financial information systems design, implementation and consulting fees $0, SEC registration, annual and quarterly reporting and filing $89,680, and tax services $3,759; in the aggregate, $143,385.

     Representatives of Harper & Pearson Company will be available by teleconference at the annual meeting to respond to appropriate questions from stockholders and to make a statement if they desire.

     Adoption of Proposal Two requires approval by the holders of a majority of shares of common stock present in person or represented by proxy, and entitled to vote at the annual meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the annual meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify the selection of the independent auditors.

The board of directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Harper & Pearson Company as independent auditors for the year ended August 31, 2001.

                             STOCKHOLDER PROPOSALS

     To be included in the proxy statement, any proposals of holders of our common stock intended to be presented at the annual meeting of stockholders to be held in 2001 must be received by us, addressed to our Secretary, 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, no later than October 10, 2001, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

     Any holder of our common stock desiring to bring business before the 2001 annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by us, addressed to our Secretary, 12000 Aerospace Dr., Suite 375,Houston, Texas 77034, no later than November 1, 2001.

                                 OTHER BUSINESS

     We know of no other business that will be presented at the annual meeting. If other matters requiring a vote of the stockholders properly comes before the annual meeting, the persons authorized under the proxies will vote and act according to their best judgment.


                                 ANNUAL REPORT

     We have provided without charge a copy of our annual report on Form 10-KSB, as amended by Form 10-KSB/A, as filed with the SEC (excluding exhibits) to stockholders for fiscal year 2000 to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide the exhibits to the Form 10-KSB, for which a reasonable charge shall be imposed. All such requests should be directed to:
Corporate Secretary, iEXALT, Inc., 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034.

                                 IEXALT, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             2000 ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 27, 2001

     The undersigned stockholder of iEXALT, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Official Notice of Annual Meeting of Stockholders, dated August 3, 2001, and hereby appoints Don W. Sapaugh and Chris L. Sisk, and each of them, as his, her or its proxies and attorneys-in-fact, with full power of substitution for each, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of the Company, to be held on Monday, August 27, 2001, at 8:00 a.m., Central Daylight Standard Time, at the offices of the Company, 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     1. Proposal to elect Don W. Sapaugh, Hunter M.A. Carr, Victoria R. A. Carr and Morris H. Chapman to serve until the annual meeting of stockholders in 2001 and until their respective successors are duly elected and qualified;

     If there is any individual director with respect to whom you desire to withhold your consent, you may do so by lining through or otherwise striking out his name.

         [ ] FOR                    [ ] AGAINST                      [ ] ABSTAIN

     2. Proposal to ratify the appointment by the Board of Directors of Harper & Pearson Company as independent auditors of the Company for the fiscal year ending August 31, 2001.

         [ ] FOR                    [ ] AGAINST                      [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF ALL FOUR OF THE DIRECTOR NOMINEES AND (2) FOR THE RATIFICATION OF THE APPOINTMENT BY THE COMPANY'S BOARD OF DIRECTORS OF HARPER & PEARSON COMPANY AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2001.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated:

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Signature


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Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).